                                                                    EXHIBIT 99.3


FORM OF LETTER TO SHAREHOLDERS

Dear Shareholder:

         This letter and the materials described below are being sent to you, and the Joint Proxy Statement/Prospectus was provided to you, in connection with the transactions contemplated by the Agreement to Consolidate dated June 22, 2000, as amended, by and between Professionals Group, Inc. and Medical Assurance, Inc.

         As more fully described in the Joint Proxy Statement/Prospectus, if the proposed consolidation of Professionals Group and Medical Assurance receives shareholder approval and is completed, then (1) Medical Assurance and Professionals Group will become wholly-owned subsidiaries of a newly formed holding company named ProAssurance Corporation and (2) subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each share of Professionals Group common stock you own will be converted into the right to receive YOUR CHOICE OF EITHER $26.00 in cash OR $12.00 in cash and shares of holding company common stock initially worth $14.00. All shares of holding company common stock that are issuable to you, if any, will be issued in book entry form.

         Now is the time for you to make your election as to the consideration you wish to receive for your shares of Professionals Group common stock. Please carefully review the Joint Proxy Statement/Prospectus and the documents that follow:

         1. The yellow ELECTION FORM/LETTER OF TRANSMITTAL. (This is the form that enables you to make your election and attach your stock certificate(s) (if any). It includes a SUBSTITUTE FORM W-9 to certify your taxpayer identification/social security number.)

         2.       INSTRUCTION BOOKLET regarding the Election Form/Letter of
                  Transmittal.

         3. A yellow RETURN ENVELOPE for mailing items to Mellon Investor Services LLC, the Exchange Agent.

         To make your election, please complete the Election Form/Letter of Transmittal and the Substitute Form W-9, attach your Professionals Group stock certificate(s), if any, and deliver them to the Exchange Agent. THE ELECTION FORM/LETTER OF TRANSMITTAL AND YOUR STOCK CERTIFICATE(S), IF ANY, MUST BE RECEIVED BY THE EXCHANGE AGENT BY 5:00 P.M. NEW YORK CITY TIME ON THE DATE THAT THE CONSOLIDATION TAKES PLACE (THE "ELECTION DATE"). WE CURRENTLY EXPECT THE CONSOLIDATION TO TAKE PLACE IN ______________, 2001. If you cannot locate your stock certificate(s), contact Mellon Investor Services LLC at (866) 825-8810 immediately to receive replacement instructions.

         If you hold shares in book entry form you must complete the Election Form/Letter of Transmittal and the Substitute Form W-9, and deliver them to the Exchange Agent by the Election Date.

         If you fail to make a proper election for any of your Professionals Group shares by the Election Date, then, subject to the adjustments and limitations set forth in the Joint Proxy Statement/Prospectus, each of your shares will be converted into $12.00 cash and shares of holding company common stock initially worth $14.00.

         If the consolidation is not completed for any reason, then (1) your election will be void and of no effect and (2) the certificate(s) for shares of Professionals Group you previously delivered to the Exchange Agent will be promptly returned.

         If you should have any questions regarding the forms or the election process, please contact Mellon Investor Services LLC at (866) 825-8810.

Sincerely,                               Sincerely,


William H. Woodhams, M.D.                Victor T. Adamo
Chairman                                 President and Chief Executive Officer

LETTER TO BROKER/DEALER CLIENTS

Dear Client:

         Pursuant to the Agreement to Consolidate dated June 22, 2000, as amended, by and between Professionals Group, Inc. and Medical Assurance, Inc., Professionals Group and Medical Assurance have agreed to consolidate.

         As more fully described in the Joint Proxy Statement/Prospectus, if the proposed consolidation of Professionals Group and Medical Assurance receives shareholder approval and is completed, then (1) Medical Assurance and Professionals Group will become wholly-owned subsidiaries of a newly formed holding company named ProAssurance Corporation and (2) subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each share of Professionals Group common stock you own will be converted into the right to receive YOUR CHOICE OF EITHER $26.00 in cash (a "cash election") OR $12.00 in cash and shares of holding company common stock initially worth $14.00 (a "combination election").

         BECAUSE WE ARE THE HOLDER OF RECORD FOR YOUR SHARES, ONLY WE CAN MAKE AN ELECTION FOR YOUR SHARES OF PROFESSIONALS GROUP COMMON STOCK IN ACCORDANCE WITH YOUR INSTRUCTIONS. PLEASE INSTRUCT US ON THE CONSIDERATION YOU WOULD LIKE TO RECEIVE.

         IF YOU DO NOT MAKE AN ELECTION, THEN (1) WE WILL NOT MAKE AN ELECTION FOR YOU, AND (2) SUBJECT TO THE ADJUSTMENTS AND LIMITATIONS SET FORTH IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS, EACH OF YOUR SHARES OF PROFESSIONALS GROUP COMMON STOCK WILL BE CONVERTED INTO $12.00 CASH AND SHARES OF HOLDING COMPANY COMMON STOCK INITIALLY WORTH $14.00.

         To make your election, please complete this letter and deliver it back to us.

PLEASE NOTE THE FOLLOWING:

- The election period expires by 5:00 p.m. New York City time on the date that the consolidation takes place (the "Election Date"). The companies currently expect the consolidation to take place in ______________, 2001. It is imperative that we receive your instructions prior to the Election Date.

- If you miss our processing deadline and we are unable to comply with the Election Date as a result, this is the same as not responding.

- Please review carefully the disclosures under "THE CONSOLIDATION--Exchange Procedures" in the accompanying Joint Proxy Statement/Prospectus for an explanation of the conversion of the shares of Professionals Group common stock. As explained in the Joint Proxy Statement/Prospectus, the total amount of cash that can be paid to Professionals Group shareholders as a group may not exceed 90% of the total consideration payable with respect to all outstanding shares of Professionals Group common stock. If the cash consideration elected by Professionals Group shareholders is more than the amount of cash available for payment, then some cash elections will be converted to combination elections, and the shares of Professionals Group common stock subject to such converted elections will be exchanged for a combination of cash and shares of holding company common stock as if the holder had made a combination election. The cash elections subject to such conversion will be selected by the Exchange Agent in the order last received by the Exchange Agent.

- Because individual circumstances may differ, shareholders should consult their tax advisors to determine the tax effect to them of the merger, including the application and effect of foreign, federal, state, local or other tax laws.


Please provide your signed instructions below:


--------------------------------------------------------------------------------
                                ELECTION OPTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     [ ] CASH ELECTION: Exchange all of my shares of Professionals Group common stock for cash.

     [ ] COMBINATION ELECTION: Exchange all of my shares of Professionals Group common stock for cash and shares of holding company common stock.

     [ ] MIXED ELECTION: Exchange ______________ of my shares of Professionals Group common stock solely for cash and the balance for cash and shares of holding company common stock.

     If you do not elect one of these options, the Exchange Agent will assume you have no preference and all of your shares of Professionals Group common stock will be exchanged for cash and shares of holding company common stock.

     Account Number ____________________________________________________________



     --------------------------     --------------------------         -----------------------------
     Signature of Accountholder     Signature of Accountholder         Area Code and Daytime Phone

----------------------------------------------------------------------------------------------------

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION AND RISK OF THE ELECTING ACCOUNT HOLDER. IF DELIVERED BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY.

If you have any questions, please contact your broker or financial advisor directly, or alternatively contact the Exchange Agent, Mellon Investor Services LLC, at (866) 825-8810.

PROMPT ACTION IS REQUESTED. PLEASE NOTE THAT THE ELECTION PERIOD WILL EXPIRE UPON COMPLETION OF THE CONSOLIDATION. THE COMPANIES ANTICIPATE THE ELECTION DATE TO OCCUR IN _______________ 2001.

                          NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)
                                       OF
                            SHARES OF COMMON STOCK OF
                            PROFESSIONALS GROUP, INC.
               PURSUANT TO THE ELECTION FORM/LETTER OF TRANSMITTAL

         This form or a facsimile hereof must be used to make your election if:

(a) the certificates for your shares of common stock of Professionals Group, Inc. are not immediately available;

(b) the procedure for book-entry transfer of your shares of Professionals Group common stock cannot be completed on a timely basis; or

(c) the manually signed Election Form/Letter of Transmittal (or an approved substitute) and all other required documents cannot be delivered to the Exchange Agent prior to 5:00 p.m. New York City time on the date that the consolidation of Professionals Group and Medical Assurance, Inc. takes place (the "Election Date").

         THE CONSOLIDATION IS CURRENTLY EXPECTED TO BE COMPLETED IN
         __________________.

         This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.

                             THE EXCHANGE AGENT IS:
                          MELLON INVESTOR SERVICES LLC

       BY REGISTERED OR CERTIFIED MAIL:                               BY FACSIMILE TRANSMISSION:
           Reorganization Department                               (for eligible institutions only)
             Post Office Box 3301                                           (201) 296-4293
        South Hackensack, NJ 07606-1901
                                                              CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE:
                                                                            (201) 296-4860

               BY HAND DELIVERY:                                        BY OVERNIGHT DELIVERY:
           Reorganization Department                                 Mellon Investor Services LLC
           120 Broadway, 13th Floor                                      Reorganization Dept.
              New York, NY 10271                                          85 Challenger Road
                                                                      Ridgefield Park, NJ 07660

         Delivery of this instrument to an address other than as set forth above or transmission of instructions via facsimile number other than as set forth above does not constitute valid delivery.

         This form is not to be used to guarantee signatures. If a signature on an Election Form/Letter of Transmittal is required to be guaranteed by an "eligible institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Election Form/Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby surrenders to the Exchange Agent, upon the terms and subject to the conditions set forth in the Election Form/Letter of Transmittal and related instruments, receipt of which is hereby acknowledged, the number of shares of common stock of Professionals Group, Inc. specified below pursuant to the guaranteed delivery procedure set forth below.

------------------------------------------------------------------------------


                                                                           SIGN HERE
(PLEASE TYPE OR PRINT)
CERTIFICATE NOS. (IF AVAILABLE):
                                 ----------------------     ---------------------------------------------------------
                                                                          SIGNATURE(S)
-------------------------------------------------------
                                                            ---------------------------------------------------------
-------------------------------------------------------                   SIGNATURE(S)

NUMBER OF SHARES:                                            DATED:
                  -------------------------------------            --------------------------------------------------
NAME:
     --------------------------------------------------      IF THE SHARES WILL BE DELIVERED BY BOOK-ENTRY  TRANSFER,

-------------------------------------------------------
ADDRESS:                                                     FILL IN THE APPLICABLE ACCOUNT NUMBER BELOW:
         ----------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
AREA CODE(S) AND TELEPHONE NUMBER(S):                        THE DEPOSITORY TRUST COMPANY

                                                             DTC ACCOUNT NUMBER:
                                                                                 ------------------------------------

                                                             TRANSACTION CODE NUMBER:
-------------------------------------------------------                               -------------------------------

------------------------------------------------------

------------------------------------------------------


GUARANTEED DELIVERY PROCEDURE

In order for your election to be effective, the Exchange Agent must receive a properly completed Election Form/Letter of Transmittal, accompanied by the certificates representing the shares of Professionals Group common stock currently held by you (or a proper guarantee of delivery, as described below), no later than the date the consolidation takes place. The consolidation is expected to be completed in ______, 2001. Persons whose certificates are not immediately available also may make an election by completing the Election Form/Letter of Transmittal (or a facsimile thereof) and submitting it to the Exchange Agent by the Election Date and by having this Notice of Guaranteed Delivery properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the certificates, the delivery of which is hereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., New York City time, on the third business day after the Election Date (the "Guaranteed Delivery Deadline")).

Unless you deliver a properly completed Election Form/Letter of Transmittal and all of your certificates for Professionals Group common stock to the Exchange Agent by the Election Date

(unless a Guarantee of Delivery has been properly completed and delivered by the Election Date and such certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), then you will be deemed to have made no election with respect to those shares and, subject to the limitations set forth in the accompanying Joint Proxy Statement/Prospectus, each of those shares will be converted into $12.00 cash and shares of holding company common stock initially worth $14.00.

                               DELIVERY GUARANTEE
                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

         THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THIS NOTICE OF GUARANTEED DELIVERY INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED ELECTION FORM (OR AN APPROVED SUBSTITUTE) AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE (3) NEW YORK STOCK EXCHANGE, INC. TRADING DAYS OF THE DATE HEREOF.

         The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Election Form/Letter of Transmittal and certificates representing shares of Professionals Group common stock to the Exchange Agent within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
(Please Print)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
(Including Zip Code)

Area Code and Telephone Number: ________________________________________________

Date: __________________________________________________________________________

           INSTRUCTION BOOKLET FOR ELECTION FORM/LETTER OF TRANSMITTAL

         1. ABOUT YOU AND YOUR PROFESSIONALS GROUP SHARES. You must identify the shares of Professionals Group common stock that you own. In
Section 1 of the Election Form/Letter of Transmittal, under your name and address, please confirm the total number of shares of Professionals Group common stock you are submitting for exchange.

         2. ELECTION OPTIONS AND REQUIRED SIGNATURES. You must choose the consideration you would like to receive for each share of Professionals Group common stock you own. Subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each of your shares of Professionals Group common stock may be converted into your choice of either $26.00 cash (a "cash election") or $12.00 cash and shares of holding company common stock initially worth $14.00 (a "combination election"). You are not required to make the same election for all of your shares of Professionals Group common stock. You may make a cash election with respect to some of your shares of Professionals Group common stock and a combination election with respect to the rest of your shares of Professionals Group common stock (a "mixed election"). However, the sum of your elections must be equal to the total number of shares of Professionals Group common stock you are submitting in order for your Election Form/Letter of Transmittal to be properly completed.

         CASH ELECTION. You may choose to make a cash election with respect to your shares of Professionals Group common stock and receive, subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, $26.00 in cash for each share of Professionals Group common stock for which you wish to receive only cash. In Section 2 of the Election Form/Letter of Transmittal check Box A--"Cash Election: Exchange all Professionals Group shares for cash."

         COMBINATION ELECTION. You may choose to make a combination election with respect to your shares of Professionals Group common stock and receive, subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, a combination of $12.00 in cash and shares of holding company common stock initially worth $14.00 for each share of Professionals Group common stock for which you wish to receive cash and shares of holding company common stock. In Section 2 of the Election Form/Letter of Transmittal check Box B--"Combination Election: Exchange all Professionals Group shares for cash and shares of holding company common stock."

         Because we cannot predict the market price of shares of holding company common stock prior to or following the completion of the consolidation, to determine the number of shares of holding company common stock that has an initial value of $14.00, we will divide $14.00 by the average sales price of Medical Assurance common stock during a 20 trading day period preceding the completion of the consolidation.

         MIXED ELECTION. You are not required to make the same election for all of your shares of Professionals Group common stock. You may make a cash election with respect to some of your shares of Professionals Group common stock and you may make a combination election with respect to the rest of your shares of Professionals Group common stock. However, the sum of your elections must be equal to the total number of shares of Professionals Group common stock you are submitting in order for your Election Form/Letter of Transmittal to be properly completed. In Section 2 of the Election
Form/Letter of Transmittal check Box C--"Mixed Election" and insert the number of Professionals Group shares you want to exchange solely for cash. The balance of your Professionals Group shares will be exchanged for cash and shares of holding company common stock.

         NON-ELECTION. In the event you fail to either make an election or properly submit the Election Form/Letter of Transmittal to the Exchange Agent, then you will be deemed to have made a combination election and you will receive cash and shares of holding company common stock for your shares of Professionals Group common stock pursuant to the provisions of the consolidation agreement.

         Please review carefully the disclosures under " THE CONSOLIDATION--Consideration to be received in the consolidation" and "--Exchange procedures" in the Joint Proxy Statement/Prospectus for an explanation of the conversion of the shares of Professionals Group common stock. As explained in the Joint Proxy Statement/Prospectus, the total amount of cash that can be paid to Professionals Group shareholders as a group may not exceed 90% of the total consideration payable with respect to all outstanding shares of Professionals Group common stock. If the cash consideration elected by Professionals Group shareholders is more than the amount of cash available for payment, then some cash elections will be converted to combination elections, and the shares of Professionals Group common stock subject to such converted elections will be exchanged for a combination of cash and shares of holding company common stock as if the holder had made a combination election. The cash elections subject to such conversion will be selected by the Exchange Agent in the order last received by the Exchange Agent.

         SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on the Election Form/Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of Professionals Group common stock described on this form have been assigned by the registered holder(s), in which event the Election Form/Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

         If the Election Form/Letter of Transmittal is signed by a person or persons other than the registered holder(s) of the certificates, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appears on the certificates.

         If the Election Form/Letter of transmittal or any stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity.

         GUARANTEE OF SIGNATURE. No signature guarantee is required on the Election Form/Letter of Transmittal if it is signed by the registered holder(s) of the shares of Professionals Group common stock surrendered therewith, and the shares of holding company common stock and/or the check are to be issued and/or payable to the record holder(s) without any change or correction in the name of the record holder(s). In all other cases, all signatures on the Election Form/Letter of Transmittal must be guaranteed by a firm which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. Public notaries cannot execute acceptable guarantees of signatures.


         3. SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS. If you want the holding company common stock being issued to you pursuant to the consolidation to be registered in the name of someone other than the person or entity listed on your Professionals Group stock certificate, and/or if you want the cash being paid to you pursuant to the consolidation to be payable to someone other than the person or entity listed on your Professionals Group stock certificate, then you must complete and sign the "Special Transfer or Payment Instructions" under
Section 3 of the Election Form/Letter of Transmittal.


         If you fill out the "Special Transfer or Payment Instructions" box, you must have your signature(s) medallion guaranteed by an eligible institution, a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States. See the General Instructions below.


         4. SPECIAL DELIVERY INSTRUCTIONS. If you want the holding company common stock, if any, being issued to you pursuant to the consolidation to be registered in your name but sent to someone else, or if you want the cash being paid to you pursuant to the consolidation to be payable to you but sent to someone else, then you must complete and sign the "Special Delivery Instructions" under Section 4 of the Election Form/Letter of Transmittal.


         5. LOST, STOLEN OR DESTROYED CERTIFICATES. If you have lost any or all of the stock certificates representing your shares of Professionals Group common stock you will need to contact Mellon Investor Services Inc. LLC at (866) 825-8810 immediately to receive replacement instructions.

         6. COMPLETE SUBSTITUTE FORM W-9. In order to avoid having 31% of your payment withheld for federal income tax purposes, you must complete the Substitute Form W-9 set forth in the Election Form/Letter of Transmittal.

         7.       GENERAL INSTRUCTIONS:

         REVOCATION OR CHANGE OF ELECTION. An election may be revoked or changed by the person who submitted the Election Form/Letter of Transmittal to the Exchange Agent by written notice to the Exchange Agent, or by withdrawal of the shares of Professionals Group common stock deposited by such person with the Exchange Agent, prior to the Election Date. A holder may submit a new Election Form/Letter of Transmittal at the time the holder revokes an earlier election or at any time after revoking an earlier election but before the Election Date. In all cases of revocation or withdrawal, all signatures on the Election Form/Letter of Transmittal must be guaranteed by a firm which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. If a new election is not made, then the holder will be deemed not to have made an election, and the Exchange Agent will retain the stock certificate(s) tendered with the revoked election until the time the shares are exchanged upon completion of the consolidation. If the consolidation agreement is terminated, all Election Forms/Letters of Transmittal will automatically be revoked and the stock certificates tendered will be promptly returned.

         ELECTION PROCEDURES. A description of the election procedures is contained in the Joint Proxy Statement/Prospectus under "The Consolidation - Exchange of Stock Certificate Procedures" and is fully set forth in the consolidation agreement. All elections are subject to compliance with such procedures. In connection with making any election, you should read carefully, among other matters, the information contained in the Joint Proxy Statement/Prospectus under "The Consolidation - Consideration to be Received in the Consolidation." See also "Material Federal Income Tax Consequences" in the Joint Proxy Statement/Prospectus for a discussion of the anticipated material federal income tax consequences of the consolidation.

         EXECUTION AND DELIVERY. The Election Form/Letter of Transmittal must be properly filled in, dated, and signed in all applicable places, and must be delivered (together with all of the other required materials) to the Exchange Agent at the address as set forth therein. The method of delivery of all documents is at your option and risk, but if you choose to return your materials by mail, we suggest you send them by registered mail, return receipt requested, properly insured, using the enclosed envelope.

         MISCELLANEOUS. A single check and/or a single book entry representing shares of holding company common stock to be received, will be issued to you unless you have otherwise instructed in the Election Form/Letter of Transmittal.

         All questions with respect to the Election Form/Letter of Transmittal (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any election and computations as to any adjustments) will be determined by the Exchange Agent, which determination shall be conclusive and binding.

         BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of U.S. federal income tax law, any payments made to you pursuant to the consolidation may be subject to backup withholding of 31%. To prevent backup withholding, you must complete and sign the Substitute Form W-9 included in the Election Form/Letter of Transmittal and either: (a) provide your correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that you are awaiting a TIN), and that (i) you have not been notified by the IRS that you have been subjected to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified you that you are no longer subject to backup withholding; or (b) provide an adequate basis for exemption.

         IF YOU DO NOT PROVIDE THE EXCHANGE AGENT WITH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE SUBSTITUTE FORM W-9, THEN THE EXCHANGE AGENT WILL RETAIN 31% OF CASH PAYMENTS MADE TO YOU DURING THE 60-DAY PERIOD FOLLOWING THE DATE OF THE SUBSTITUTE FORM W-9. IF YOU FURNISH THE EXCHANGE AGENT WITH YOUR TIN WITHIN 60 DAYS OF THE DATE OF THE SUBSTITUTE FORM W-9, THE EXCHANGE AGENT WILL REMIT SUCH AMOUNTS RETAINED DURING THE 60-DAY PERIOD TO YOU. IF, HOWEVER, YOU HAVE NOT PROVIDED THE EXCHANGE AGENT WITH YOUR TIN WITHIN SUCH 60-DAY PERIOD, THE EXCHANGE AGENT WILL REMIT SUCH PREVIOUSLY RETAINED AMOUNTS TO THE IRS AS BACKUP WITHHOLDING.

         In general, if you are an individual, the TIN is your social security number. If the certificates for Professionals Group common stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (copies of which may be obtained from the Exchange Agent) for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

         For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if stock is held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (copies of which may be obtained from the Exchange Agent).

         Failure to complete the Substitute Form W-9 will not, by itself, cause your shares of Professionals Group common stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the consolidation. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         TRANSFER TAXES. If you completed the "Special Transfer or Payment Instructions" under Section 3 of the Election Form/Letter of Transmittal you must pay the Exchange Agent any and all required transfer or other taxes or must establish that such tax has been paid or is not applicable.

         FOR ADDITIONAL INFORMATION PLEASE CALL THE EXCHANGE AGENT, MELLON INVESTOR SERVICES LLC, AT (866) 825-8810.

---------------------------                                                                                    ---------------------
                                                               RETURN THIS
  Return this form with                            ELECTION FORM/LETTER OF TRANSMITTAL                              Do you need
        any stock                                  AND YOUR PROFESSIONALS GROUP, INC.                               assistance?
     certificates to                                      STOCK CERTIFICATES TO                                Call Mellon Investor
 Mellon Investor Services                       MELLON INVESTOR SERVICES LLC AS FOLLOWS:                           Services LLC
           LLC                                                                                                       TOLL FREE
  by 5:00 p.m. (New York                                                                                          1-866-825-8810
    City time) on the
      Election Date
---------------------------                                                                                    ---------------------

By Mail:                                       By Hand:                                     By Overnight Delivery:
Mellon Investor Services LLC                   Mellon Investor Services LLC                 Mellon Investor Services LLC
Post Office Box 3301                           120 Broadway, 13th Floor                     85 Challenger Rd - Mail Drop-Reorg
South Hackensack, NJ 07606-1901                New York, NY 10271                           Ridgefield Park, NJ 07660
Attn:  Reorganization Department               Attn:  Reorganization Department             Attn:  Reorganization Department

1. ABOUT YOU AND YOUR PROFESSIONALS GROUP SHARES - INDICATE ADDRESS CHANGE AS NECESSARY BELOW

                          Description of Shares Enclosed
                          Certificate Number           Number of Shares

                          ------------------           ----------------

                          ------------------           ----------------

                          Total Certificated Shares ______________
                          (All certificates MUST accompany this form)

                          Total Book Entry Shares   ______________
                          (No certificates are required for book entry shares)

        Total number of certificated shares enclosed __________________________.

2.       ELECTION OPTIONS AND REQUIRED SIGNATURES

[ ] A.  CASH ELECTION: Exchange     [ ] B.  COMBINATION ELECTION:       [ ] C.  MIXED ELECTION: Exchange _____ Professionals Group
        all Professionals Group             Exchange all                        shares solely for cash and the balance for cash and
        shares for cash                     Professionals Group                 shares of holding company common stock.  (Please
                                            shares for cash and                 write the number of Professionals Group shares that
                                            shares of holding                   you would like to exchange solely for cash in the
                                            company common                      blank.)
                                            stock

------------------------------------------------------------------------------------------------------------------------------------
REQUIRED SIGNATURES - All shareholders must sign below.            SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER:
The shareholder whose Social Security Number or Employer
Identification Number appears to the right must                    W-9 CERTIFICATION - I certify under penalties of perjury that
sign the W-9 Certification that appears to the right.              the number shown above is my correct Taxpayer Identification
                                                                   Number (TIN),that I have entered the correct TIN or that I am
X                                                                  waiting for a TIN to be issued to me and I am not subject to
 ----------------------------------------------                    withholding. If I fail to furnish my correct TIN I may be
Signature of Shareholder                 Date                      subject to a penalty by the IRS. Also, such a failure would result in backup withholding of 31% of any payment made to me.
X
 ----------------------------------------------
Signature of Shareholder                 Date
(if joint account)
(     )
-----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Daytime Phone Number, including Area Code                          X
                                                                    ----------------------------------------------
                                                                   Signature                          Date
------------------------------------------------------------------------------------------------------------------------------------

3.       SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS                  4.       SPECIAL DELIVERY INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
The check and/or shares from the exchange will be issued           The check and/or shares from the exchange will be mailed to the
in the name(s) above unless you indicate a different name          address shown above unless you indicate a different address
below. Your signature and a Signature Guarantee are                below. You must also complete the Substitute Form W-9 that
required. The new account holder must complete the                 appears on the reverse side of this form.
Substitute Form W-9 that appears on the reverse side of this form.

-----------------------------------------------                    -----------------------------------------------
NAME                                                               NAME

-----------------------------------------------                    -----------------------------------------------
NAME                                                               ADDRESS

-----------------------------------------------                    -----------------------------------------------
ADDRESS                                                            CITY-STATE-ZIP

-----------------------------------------------
CITY-STATE-ZIP

X
 ----------------------------------------------
AUTHORIZED SIGNATURE(S)
               PLACE MEDALLION
           SIGNATURE GUARANTEE HERE
------------------------------------------------------------------------------------------------------------------------------------

                    PLEASE SEE THE REVERSE SIDE OF THIS FORM


5.       LOST, STOLEN OR DESTROYED CERTIFICATE(S)
--------------------------------------------------------------------------------
If your stock certificates have been lost, stolen or destroyed, please call Mellon Investor Services LLC at 1-866-825-8110 for instructions on obtaining and submitting an affidavit of loss with respect to those certificates.
--------------------------------------------------------------------------------

NOTE:    THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED ONLY IF YOU COMPLETED
         SECTION 3 OR SECTION 4 OF THE ELECTION FORM/LETTER OF TRANSMITTAL.

                       PAYOR: MELLON INVESTOR SERVICES LLC

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9                                        REQUEST FOR TAXPAYER                            GIVE FORM TO THE
DEPARTMENT OF THE TREASURY                         IDENTIFICATION NUMBER AND CERTIFICATION                 REQUESTER. DO NOT SEND
INTERNAL REVENUE SERVICE                                                                                   TO THE IRS.
------------------------------------------------------------------------------------------------------------------------------------
                    Name (if a joint account or you changed your name, contact the Exchange Agent.)
      PLEASE
                    ----------------------------------------------------------------------------------------------------------------
                    Business name, if different from above.
      PRINT
                    ----------------------------------------------------------------------------------------------------------------
                    Check appropriate box: [ ] Individual/Sole proprietor   [ ] Corporation   [ ] Partnership   [ ] Other...........
        OR
                    ----------------------------------------------------------------------------------------------------------------
                    Address (number, street, and apt. or suite no.)                          Requester's name and address (optional)
       TYPE
                    ------------------------------------------------------------
                    City, State and ZIP code

------------------------------------------------------------------------------------------------------------------------------------
PART I              TAXPAYER IDENTIFICATION NUMBER (TIN)                                     List account number(s) here (optional)
--------------------------------------------------------------------------------
Enter your TIN in the appropriate box. For
individuals, this is your social security
number (SSN). For entities, it is your               ----------------------------------
employer identification number (EIN).                      SOCIAL SECURITY NUMBER

                                                                     OR                      PART II       FOR PAYEES EXEMPT FROM
                                                                                                           BACKUP WITHHOLDING (SEE
                                                     ----------------------------------                    THE INSTRUCTION BOOKLET.)
                                                       EMPLOYER IDENTIFICATION NUMBER

------------------------------------------------------------------------------------------------------------------------------------
PART III            CERTIFICATION

------------------------------------------------------------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

------------------------------------------------------------------------------------------------------------------------------------
SIGN
HERE                 SIGNATURE                                                              DATE
------------------------------------------------------------------------------------------------------------------------------------

                                  ELECTION FORM

                            PROFESSIONALS GROUP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


Name of Participant:  ___________________________________
Number of PICM Shares in Plan Account:  __________________


                             I. PURPOSE OF THIS FORM


         You are a participant in the Professionals Group, Inc. Employee Stock Purchase Plan (the "Plan"). Under the Plan, you are authorized to instruct Michigan National Bank, the Plan custodian (the "Custodian") with respect to tendering the shares of common stock of Professionals Group, Inc. ("PICM") allocated to your account in the Plan in connection with the proposed consolidation of PICM and Medical Assurance, Inc. ("MAI").

         If the proposed consolidation receives shareholder approval and is completed, then (1) MAI and PICM will become wholly-owned subsidiaries of a newly formed holding company named ProAssurance Corporation and (2) subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each share of PICM common stock allocated to your Plan account will be converted into the right to receive YOUR CHOICE OF EITHER $26.00 in cash (a "cash election") OR $12.00 in cash and shares of holding company common stock initially worth $14.00 (a "combination election").

         This form constitutes your election instructions to the Custodian with respect to the consideration you would like your Plan account to receive upon completion of the consolidation of PICM and MAI.

                                  II. ELECTION

         In connection with the consolidation of PICM and MAI, the undersigned does hereby instruct and authorize the Custodian to make the following election with respect to the shares of PICM common stock allocated to the undersigned's Plan account:

         a. CASH ELECTION. Exchange all PICM shares allocated to my Plan account for cash pursuant to the cash election.

         b. COMBINATION ELECTION. Exchange all PICM shares allocated to my Plan account for cash and shares of holding company common stock pursuant to the combination election.

         c. MIXED ELECTION. Exchange _____ of the PICM shares allocated to my Plan account solely for cash pursuant to the cash election and exchange the balance for cash and shares of holding company common stock pursuant to the combination election. (Please write the number of PICM shares that you would like to exchange solely for cash pursuant to the cash election in the blank.)

         This form when properly completed and executed instructs the Custodian on the consideration you would like your Plan account to receive in connection with the consolidation of PICM and MAI. The election period expires by 5:00 p.m. New York City time on the date that the consolidation takes place (the "Election Date"). The companies currently expect the consolidation to take place in ______________, 2001. It is imperative that the Custodian receive your instructions prior to the Election Date. Upon receiving instructions, the Custodian will complete an Election Form/Letter of Transmittal with respect to the PICM shares allocated to your Plan account that is consistent with your instructions.

         IF YOU FAIL TO MAKE A PROPER ELECTION FOR ANY OF THE PICM SHARES ALLOCATED TO YOUR PLAN ACCOUNT BY THE ELECTION DATE THEN, SUBJECT TO THE ADJUSTMENTS AND LIMITATIONS SET FORTH IN THE JOINT PROXY STATEMENT/PROSPECTUS, EACH OF THOSE SHARES WILL BE CONVERTED INTO $12.00 CASH AND SHARES OF HOLDING COMPANY COMMON STOCK INITIALLY WORTH $14.00.

         If the consolidation is not completed for any reason, then (1) your election will be void and of no effect and (2) the certificate(s) for shares of PICM delivered to the exchange agent by the Custodian will be promptly returned to the Custodian.

         Please note that nothing herein grants you any greater rights than you are otherwise entitled to under the existing terms of the Plan.

                           III. PARTICIPANT SIGNATURE


Dated:                 , 2001
      ----------------             --------------------------------------------
                                   Participant's Signature


                                   --------------------------------------------
                                   Telephone Number (Including Area Code)


   IN ORDER FOR YOUR INSTRUCTIONS TO BE EFFECTIVE, PLEASE SIGN AND RETURN THIS ELECTION FORM BY 5:00 P.M. ON THE ELECTION DATE IN THE ENCLOSED ENVELOPE TO:


                             MICHIGAN NATIONAL BANK
                                    [ADDRESS]

                         INSTRUCTIONS FOR ELECTION FORM


                  1. ELECTION. You are a participant in the Professionals Group, Inc. Employee Stock Purchase Plan (the "Plan"). Under the Plan, you are authorized to instruct Michigan National Bank, the Plan custodian (the "Custodian") with respect to tendering the shares of common stock of Professionals Group, Inc. ("PICM") allocated to your account in the Plan in connection with the proposed consolidation of PICM and Medical Assurance, Inc. ("MAI").

         YOU MUST CHOOSE THE CONSIDERATION YOU WOULD LIKE TO RECEIVE FOR EACH SHARE OF PICM COMMON STOCK ALLOCATED TO YOUR PLAN ACCOUNT.

         Subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each share of PICM common stock allocated to your Plan account will be converted into the right to receive YOUR CHOICE OF EITHER $26.00 cash (a "cash election") OR $12.00 cash and shares of holding company common stock initially worth $14.00 (a "combination election"). However, you are not required to make the same election for all of the shares of PICM common stock allocated to your Plan account. You may make a cash election with respect to some of those shares of PICM common stock and a combination election with respect to the balance of those shares of PICM common stock (a "mixed election"). However, the sum of your elections must be equal to the total number of shares of PICM common stock allocated to your Plan account in order for your Election Form to be properly completed.

                  CASH ELECTION. You may choose to make a cash election with respect to the shares of PICM common stock allocated to your Plan account and receive, subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, $26.00 in cash for each share of PICM common stock for which you wish to receive only cash. To make a cash election, under Section II of the Election Form, check Box a - "Exchange all shares allocated to my Plan account for cash pursuant to the cash election".

                  COMBINATION ELECTION. You may choose to make a combination election with respect to the shares of PICM common stock allocated to your Plan account and receive, subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, a combination of $12.00 in cash and shares of holding company common stock initially worth $14.00 for each share of PICM common stock for which you wish to receive cash and shares of holding company common stock. To make a combination election, under Section II of the Election Form, check Box b - "Exchange all shares allocated to my Plan account for cash and shares of holding company common stock pursuant to the combination election".

                  Because PICM cannot predict the market price of shares of holding company common stock prior to or following the completion of the consolidation, to determine the number of shares of holding company common stock that has an initial value of $14.00, PICM will divide $14.00 by the average sales price of MAI common stock during a 20 trading day period preceding the completion of the consolidation.

                  MIXED ELECTION. You may choose to make a cash election with respect to some of the shares of PICM common stock allocated to your Plan account, and a combination election with respect to the balance of the shares of PICM common stock allocated to your Plan account. To make a mixed election under
Section II of the Election Form, check Box c and enter the number of shares that you would like to exchange solely for cash.

         2. NON-ELECTION. In the event you fail to either make an election or properly submit the Election Form to the Custodian by 5:00 p.m. New York City time on the date that the consolidation is completed (the "Election Date"), then you will be deemed to have made a combination election; and your Plan account will receive cash and shares of holding company common stock for shares of PICM common stock pursuant to the provisions of the consolidation agreement.

         3. ADJUSTMENTS. As explained in the Joint Proxy Statement/Prospectus, the total amount of cash that can be paid to PICM shareholders as a group may not exceed 90% of the total consideration payable with respect to all outstanding shares of PICM common stock. If the cash consideration elected by PICM shareholders is more than the amount of cash available for payment, then some cash elections will be converted to combination elections; and the shares of PICM common stock, subject to such converted elections, will be exchanged for a combination of cash and shares of holding company common stock as if the holder had made a combination election. The cash elections subject to such conversion will be selected by Mellon Investor Services LLC, the exchange agent, in the order last received by the exchange agent.

         4. REVOCATION OR CHANGE OF ELECTION. Your election may be revoked or changed by written notice to the Custodian prior to the Election Date. You may submit a new Election Form at the time you revoke an earlier election or at any time after revoking an earlier election but before the Election Date. If a new election is not made, then you will be deemed not to have made an election. If the consolidation agreement is terminated, all Election Forms will automatically be revoked and the stock certificates tendered by the Custodian will be promptly returned.

         5. SIGNATURES. The signature on the Election Form should correspond exactly with the name as stated on the face of the Election Form.

         6. EXECUTION AND DELIVERY. The Election Form must be properly filled in, dated and signed in all applicable places and must be delivered (together with any other required materials) to the Custodian at the address as set forth therein no later than the Election Date.

         7. BINDING NATURE. The decisions you make with respect to the Election Form shall be binding upon you, your successors, assigns, heirs, executors, administrators and legal representatives.

                  All questions with respect to the Election Form (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any election and computations as to any adjustments) will be determined by the Custodian, which determination shall be conclusive and binding.

                                  ELECTION FORM

                            PROFESSIONALS GROUP, INC.
                      EMPLOYEE STOCK OWNERSHIP PENSION PLAN


Name of Participant:  ___________________________________
Number of PICM Shares in Plan Account:  _________________


                             I. PURPOSE OF THIS FORM

         You are a participant in the Professionals Group Employee Stock Ownership Pension Plan (the "Plan"). You are also a named fiduciary with respect to the shares of common stock of Professionals Group, Inc. ("PICM") allocated to your account in the Plan because you have discretionary authority as to the tendering of those shares in connection with the consolidation of PICM and Medical Assurance, Inc. ("MAI"). As the named fiduciary, you (and not the Plan trustee, Comerica Bank (the "Trustee")), are responsible and liable for your investment decisions.

         If the proposed consolidation receives shareholder approval and is completed, then (1) MAI and PICM will become wholly-owned subsidiaries of a newly formed holding company named ProAssurance Corporation and (2) subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each share of PICM common stock allocated to your Plan account will be converted into the right to receive YOUR CHOICE OF EITHER $26.00 in cash (a "cash election") OR $12.00 in cash and shares of holding company common stock initially worth $14.00 (a "combination election").

         This form constitutes your election instructions to the Trustee with respect to the consideration you would like your Plan account to receive should the consolidation of PICM and MAI receive shareholder approval and be completed.

                                  II. ELECTION

         IN CONNECTION WITH THE CONSOLIDATION OF PICM AND MAI, THE UNDERSIGNED DOES HEREBY INSTRUCT AND AUTHORIZE THE TRUSTEE TO MAKE THE FOLLOWING ELECTION WITH RESPECT TO THE SHARES OF PICM COMMON STOCK ALLOCATED TO THE UNDERSIGNED'S PLAN ACCOUNT:

         a. CASH ELECTION. Exchange all PICM shares allocated to my Plan account for cash pursuant to the cash election.

         b. COMBINATION ELECTION. Exchange all PICM shares allocated to my Plan account for cash and shares of holding company common stock pursuant to the combination election.

         c. MIXED ELECTION. Exchange _____ of the PICM shares allocated to my Plan account solely for cash pursuant to the cash election and exchange the balance for cash and shares of holding company common stock pursuant to the combination election. (Please write the number of PICM shares that you would like to exchange solely for cash pursuant to the cash election in the blank.)

                  This form when properly completed and executed instructs the Trustee on the consideration you would like your Plan account to receive in the consolidation of PICM and MAI. The election period expires by 5:00 p.m. New York City time on the date that the consolidation takes place (the "Election Date"). The companies currently expect the consolidation to take place in ______________, 2001. It is imperative that the Trustee receive your instructions prior to the Election Date. Upon receiving instructions, the Trustee will confidentially tabulate the instructions of all Plan participants and notify the Plan administrator of the overall results. In accordance with applicable law, the Trustee will keep the election forms and the specific instructions of each Plan participant strictly confidential and will disclose only the overall results to PICM and the Plan administrator.

         AFTER CONSIDERING THE OVERALL RESULTS OF THE ELECTION FORM TABULATION AND OTHER RELEVANT FACTORS, THE PLAN ADMINISTRATOR WILL ADVISE THE TRUSTEE TO TAKE THE FOLLOWING ACTION:

         (1) Subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each PICM share with respect to which the Trustee receives instructions will be exchanged by the Trustee in accordance with such instructions unless it is not proper under the Employee Retirement Income Security Act of 1974, as amended, to do so.

         (2) Subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each PICM share with respect to which the Trustee does not receive instructions will be exchanged for $12.00 cash and shares of holding company stock initially worth $14.00.

         If the consolidation is not completed for any reason, then (1) your election will be void and of no effect and (2) the certificate(s) for shares of PICM delivered to the exchange agent by the Trustee will be promptly returned to the Trustee.

         Please note that nothing herein grants you any greater rights than you are otherwise entitled to under the existing terms of the Plan.

                           III. PARTICIPANT SIGNATURE


Dated:                 , 2001
      ----------------             --------------------------------------------
                                   Participant's Signature


                                   --------------------------------------------
                                   Telephone Number (Including Area Code)


     IN ORDER TO HAVE YOUR INSTRUCTIONS COUNTED, PLEASE SIGN AND RETURN THIS
         ELECTION FORM BY THE ELECTION DATE IN THE ENCLOSED ENVELOPE TO:

                                  COMERICA BANK
                                    [ADDRESS]

                         INSTRUCTIONS FOR ELECTION FORM

                  1. ELECTION. You are a participant in the Professionals Group, Inc. Employee Stock Ownership Pension Plan (the "Plan"). You are also a named fiduciary with respect to the shares of common stock of Professionals Group, Inc. ("PICM") allocated to your account in the Plan because you have discretionary authority as to the tendering of those shares in connection with the consolidation of PICM and Medical Assurance, Inc. ("MAI"). As the named fiduciary, you (and not the Plan trustee, Comerica Bank (the "Trustee")), are responsible and liable for your investment decisions.

                  AS THE NAMED FIDUCIARY WITH RESPECT TO YOUR PLAN ACCOUNT, YOU MUST INSTRUCT THE TRUSTEE AS TO THE CONSIDERATION YOUR PLAN ACCOUNT WILL RECEIVE IN EXCHANGE FOR THE SHARES OF PICM COMMON STOCK CURRENTLY ALLOCATED TO IT.

                  Subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, each share of PICM common stock allocated to your Plan account will be converted into the right to receive YOUR CHOICE OF EITHER $26.00 cash (a "cash election") OR $12.00 cash and shares of holding company common stock initially worth $14.00 (a "combination election"). You are not required to make the same election for all of the shares of PICM common stock allocated to your Plan account. You may make a cash election with respect to some of those shares of PICM common stock and a combination election with respect to the balance of those shares of PICM common stock (a "mixed election"). However, the sum of your elections must be equal to the total number of shares of PICM common stock allocated to your Plan account in order for your Election Form to be properly completed.

                  CASH ELECTION. You may choose to make a cash election with respect to the shares of PICM common stock allocated to your Plan account and receive, subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, $26.00 in cash for each share of PICM common stock for which you wish to receive only cash. To make a cash election, under Section II of the Election Form, check Box a - "Exchange all shares allocated to my Plan account for cash pursuant to the cash election".

                  COMBINATION ELECTION. You may choose to make a combination election with respect to the shares of PICM common stock allocated to your Plan account and receive, subject to the adjustments and limitations described in the Joint Proxy Statement/Prospectus, a combination of $12.00 in cash and shares of holding company common stock initially worth $14.00 for each share of PICM common stock for which you wish to receive cash and shares of holding company common stock. To make a combination election, under Section II of the Election Form, check Box b - "Exchange all shares allocated to my Plan account for cash and shares of holding company common stock pursuant to the combination election".

                  Because PICM cannot predict the market price of shares of holding company common stock prior to or following the completion of the consolidation, to determine the number of shares of holding company common stock that has an initial value of $14.00, PICM will divide $14.00 by the average sales price of MAI common stock during a 20 trading day period preceding the completion of the consolidation.

                  MIXED ELECTION. You may choose to make a cash election with respect to some of the shares of PICM common stock allocated to your Plan account, and a combination election with respect to the balance of the shares of PICM common stock allocated to your Plan account. To make a mixed election under Section II of the Election Form, check Box c and enter the number of shares that you would like to exchange solely for cash.

         2. NON-ELECTION. In the event you fail to either make an election or properly submit the Election Form to the Trustee by 5:00 p.m. New York City time on the date that the consolidation is completed (the "Election Date"), then you will be deemed to have made a combination election; and your Plan account will receive cash and shares of holding company common stock for shares of PICM common stock pursuant to the provisions of the consolidation agreement.

         3. ADJUSTMENTS. As explained in the Joint Proxy Statement/Prospectus, the total amount of cash that can be paid to PICM shareholders as a group may not exceed 90% of the total consideration payable with respect to all outstanding shares of PICM common stock. If the cash consideration elected by PICM shareholders is more than the amount of cash available for payment, then some cash elections will be converted to combination elections; and the shares of PICM common stock, subject to such converted elections, will be exchanged for a combination of cash and shares of holding company common stock as if the holder had made a combination election. The cash elections subject to such conversion will be selected by Mellon Investor Services LLC, the exchange agent, in the order last received by the exchange agent.

         4. REVOCATION OR CHANGE OF ELECTION. Your election may be revoked or changed by written notice to the Trustee prior to the Election Date. You may submit a new Election Form at the time you revoke an earlier election or at any time after revoking an earlier election but before the Election Date. If a new election is not made, then you will be deemed not to have made an election. If the consolidation agreement is terminated, all Election Forms will automatically be revoked and the stock certificates tendered by the Trustee will be promptly returned.

         5. SIGNATURES. The signature on the Election Form should correspond exactly with the name as stated on the face of the Election Form.

         6. EXECUTION AND DELIVERY. The Election Form must be properly filled in, dated and signed in all applicable places and must be delivered (together with any other required materials) to the Trustee at the address as set forth therein no later than the Election Date.

         7. BINDING NATURE. The decisions you make with respect to the Election Form shall be binding upon you, your successors, assigns, heirs, executors, administrators and legal representatives.

                  All questions with respect to the Election Form (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any election and computations as to any adjustments) will be determined by the Trustee, which determination shall be conclusive and binding.